Debt and Equity Transactions (Unaudited)	3 Months Ended
Mar. 31, 2016
Debt and Equity Transactions [Abstract]
Debt and Equity Transactions
DEBT AND EQUITY
Debt. The components of debt follow:

	March 31, 2016	December 31, 2015
Term Loan	$3,011	$3,032
Revolving credit facility	480	—
Lines of credit	332	442
Cerro Verde credit facility	1,783	1,781
Cerro Verde shareholder loans	261	259
Senior notes and debentures:
Issued by FCX	11,911	11,908
Issued by Freeport-McMoRan Oil & Gas LLC (FM O&G LLC)	2,532	2,539
Issued by FMC	359	359
Other (including equipment capital leases and other short-term borrowings)	108	108
Total debt[a]	20,777	20,428
Less current portion of debt	(1,139)	(649)
Long-term debt	$19,638	$19,779

a.
Includes additions for unamortized fair value adjustments totaling $203 million at March 31, 2016, and $210 million at December 31, 2015, and net reductions for unamortized debt issuance costs and unamortized discounts of $130 million at March 31, 2016, and $129 million at December 31, 2015.

On February 26, 2016, FCX amended its revolving credit facility and Term Loan. The amendments include (i) modification of the maximum leverage ratio and the minimum interest expense coverage ratio, and (ii) the addition of a springing collateral and guarantee trigger. In addition, the commitment under the revolving credit facility was reduced from $4.0 billion to $3.5 billion, and the mandatory prepayment provision was modified under the Term Loan. Refer to Note 18 of FCX's annual report on Form 10-K for the year ended December 31, 2015, for further discussion of these amendments.

At March 31, 2016, there were $480 million of borrowings outstanding and $38 million of letters of credit issued under FCX's revolving credit facility, resulting in availability of approximately $3.0 billion, of which approximately $1.5 billion could be used for additional letters of credit.

Consolidated interest expense (excluding capitalized interest) totaled $218 million in first-quarter 2016 and $203 million in first-quarter 2015. Capitalized interest added to property, plant, equipment and mining development costs, net, totaled $20 million in first-quarter 2016 and $45 million in first-quarter 2015. Capitalized interest added to oil and gas properties not subject to amortization totaled $7 million in first-quarter 2016 and $19 million in first-quarter 2015.

Equity. In 2015 and through January 5, 2016, FCX generated approximately $2 billion in gross proceeds (net proceeds of $1.97 billion after $20 million of commissions and expenses) through the sale of 210 million shares of common stock under its at-the-market equity programs. At April 29, 2016, FCX has approximately $12 million remaining under its at-the-market equity programs.